SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 15, 1998
                Date of Report (Date of Earliest Event Reported)

                          WEBSTER FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                    0-15213                      06-1187536
             (Commission File Number)    (IRS Employer Identification No.)

                                  WEBSTER PLAZA
                          Waterbury, Connecticut 06702
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 753-2921
              (Registrant's Telephone Number, including Area Code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Effective April 15, 1998, Webster Financial Corporation, a Delaware corporation (the "Corporation"), completed its merger (the "Merger") with Eagle Financial Corp., a Delaware corporation ("Eagle"). Pursuant to the Agreement and Plan of Merger by and between the Corporation and Eagle, dated as of October 26, 1997, each outstanding share of Eagle was converted into the right to receive
1.68 shares of common stock of the Corporation (with cash in lieu of fractional shares), and Eagle was merged with and into Webster. In connection with the Merger, the Webster Board of Directors appointed the following three individuals from the Eagle Board of Directors to serve on the Webster Board of Directors immediately following final adjournment of Webster's 1998 Annual Meeting of
Stockholders: Richard H. Alden, George T. Carpenter and John F. McCarthy.

            The Merger was accounted for as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets, liabilities, stockholders' equity, income and expenses of the Corporation and Eagle have been combined and reflected at their historical amounts.

            The Company's Registration Statement on Form S-4, Registration No. 333-46073 (as amended, the "Registration Statement"), sets forth certain additional information regarding the Merger, the Corporation and Eagle.

ITEM 5.     OTHER EVENTS

            On February 23, 1998, the Board of Directors of the Corporation amended the Corporation's Bylaws to increase the number of directors on the Board of Directors from 12 to 14.

            On April 13, 1998, the Corporation filed a certificate of amendment to its Restated Certificate of Incorporation changing the number of shares of common stock, par value $.01 per share, of the Corporation authorized for issuance from 30 million to 50 million. As a result of the amendment, the first sentence of the first paragraph of Article 4 of the Restated Certificate of Incorporation, as amended, reads in its entirety as follows:

            The total number of shares of all classes of the capital stock which the Corporation has authority to issue is fifty-three million (53,000,000), of which fifty million (50,000,000) shall be common stock, par value $.01 per share, amounting in the aggregate to five hundred thousand dollars ($500,000), and three million (3,000,000) shall be serial preferred stock, par value $.01 per share, amounting in the aggregate to thirty thousand dollars ($30,000).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)         Financial statements of businesses acquired.

            The following audited financial statements of Eagle have previously been filed with the Securities and Exchange Commission (the "Commission") as part of the Annual Report on

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Form 10-K of Eagle for the fiscal year ended September 30, 1997 and are incorporated herein by reference:

            -   Report of Independent Accountants.

            - Consolidated Balance Sheets for the fiscal years ended September 30, 1997 and 1996.

            - Consolidated Statements of Income for the fiscal years ended September 30, 1997, 1996 and 1995.

            - Consolidated Statements of Cash Flows for the fiscal years ended September 30, 1997, 1996 and 1995.

            -   Notes to Consolidated Financial Statements.

            The following unaudited financial statements of Eagle have previously been filed with the Commission as part of Eagle's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, and are incorporated herein by reference:

            - Condensed Consolidated Balance Sheets - December 31, 1997 and September 30, 1997.

            - Condensed Consolidated Statements of Income - Three Months ended December 31, 1997 and 1996.

            - Condensed Consolidated Statements of Cash Flows - Three Months ended December 31, 1997 and 1996.

            -   Notes to Consolidated Financial Statements - December 31, 1997.

(b)         Pro forma financial information.

            The required pro forma financial information of Webster and Eagle has previously been filed with the Securities and Exchange Commission (the "Commission") as part of Webster's Registration Statement on Form S-4 under the Securities Exchange Act of 1933, as amended, filed with the Commission on February 11, 1998, as amended by Amendment No. 1 thereto filed with the Commission on February 13, 1998, and is incorporated herein by reference.

(c)         Exhibits.

      2.1 Agreement and Plan of Merger, dated October 26, 1997, by and between Webster Financial Corporation and Eagle Financial Corp. (incorporated herein by reference to Exhibit 2.1 to Webster Financial Corporation's Current Report on Form 8-K dated October 26, 1997).

      23.1  Consent of KPMG Peat Marwick LLP

      99.1  Press release


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

            Dated:  April 30, 1998

                                    WEBSTER FINANCIAL CORPORATION

                                    By:     /s/ John V. Brennan
                                            --------------------
                                    Name:   John V. Brennan
                                    Title:  Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer


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EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated October 26, 1997, by and between Webster Financial Corporation and Eagle Financial Corp. (incorporated herein by reference to Exhibit 2.1 to Webster Financial Corporation's Current Report on Form 8-K dated October 26, 1997).

23.1       Consent of KPMG Peat Marwick LLP

99.1       Press release